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                                                                    EXHIBIT 23.1






                               CONSENT OF COUNSEL


         We herby consent to the reference to us in the Prospectus constituting part of this Pre-Effective Amendment No. 9 to the Form SB-2 Registration Statement for BioQuest International, Inc., under the caption "Experts."




                                   /s/ CARL N, DUNCAN, ESQ.
                                       Carl N. Duncan, Esq.


Bethesda, Maryland
October 22, 2001